PENN SERIES FUNDS, INC.

Supplement dated December 22, 2025

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Mid Core Value Fund

Michael Liss, portfolio manager of the Mid Core Value Fund (the “Fund”), has announced his plans to retire from American Century Investment Management, Inc., investment sub-adviser to the Fund, on March 31, 2026. In anticipation of his retirement, Mr. Liss will stop serving as a portfolio manager of the Fund on December 31, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Michael Liss in the Prospectus and SAI are deleted in their entirety. Nathan Rawlins, Kevin Toney and Brian Woglom will continue to serve as portfolio managers of the Fund.

Michael Liss’s retirement will not result in any change to the investment process for the Fund or to other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9225 12/25